Exhibit 10.4

CONTINUING GUARANTY OF PAYMENT AND PERFORMANCE

THIS CONTINUING GUARANTY OF PAYMENT AND PERFORMANCE (the "Guaranty") is entered into by and between CRESA Partners of Orange County, LP, a Delaware limited partnership (the "Guarantor"), in favor of First Republic Bank (the "Lender") as of June 8, 2006.

A.  ASDS of Orange County, Inc., a Delaware corporation (the "Borrower"), has requested a loan or loans (collectively, the "Loan") from the Lender which will be evidenced by Borrower's promissory note or notes (collectively, the "Note") in favor of the Lender. The Loan arises out of that certain loan agreement dated June 8, 2006 (the "Loan Agreement") executed by Borrower and the Lender. The Note and the Loan Agreement, together with all security agreements, guaranties, third party pledge agreements and all other documents now or hereafter executed by Borrower and delivered to Lender at Lender's request in connection with the Loan, and all extensions, renewals, modifications and replacements of any or all of such documents, shall be referred to herein as the "Loan Documents."

B.  Guarantors are shareholders and/or officers of Borrower. Guarantors will benefit by the proceeds of the Loan to be provided to Borrower.

C.  To induce Bank to enter into the Loan Agreement and to accept the Notes and to advance funds to Borrower thereunder, Guarantors are delivering this Guaranty.

AGREEMENT

THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

1. Definitions. For purposes of this Guaranty, terms not otherwise defined herein shall have the meaning specified in Exhibit A to the Loan Agreement.

2.	Guaranty.

(a)  Guaranty of Obligations. Guarantor hereby guaranties to Bank, its successors and assigns, as primary obligors and not merely as surety, the full and faithful payment of all amounts owed and performance of each and every one of the obligations, responsibilities and undertakings to be carried out, performed or observed by Borrower under the Loan Documents and all documents executed in connection therewith and any other agreements or indebtedness of Borrower to Bank (hereafter collectively referred to as the "Guaranteed Obligations"). The word "indebtedness" is used herein in its most comprehensive sense and includes any and all loans, advances, debts, lease obligations, and other obligations and liabilities of Borrower, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or nonliquidated, determined or undetermined, whether Borrower may be liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred or otherwise unenforceable.

(b)  Guaranty of Performance. If at any time Borrower, its successors or permitted assigns, fails, neglects or refuses to pay amounts or perform any of its obligations, responsibilities or undertakings as expressly provided pursuant to the terms and conditions of the Guaranteed Obligations, then Guarantors shall pay such amounts or perform or cause to be performed such obligation, responsibility or undertaking as required pursuant to the terms and conditions of the Guaranteed Obligations.

3. Absolute. This Guaranty is irrevocable, absolute, present and unconditional continuing guaranty. The obligations of Guarantor under this Guaranty shall not be affected, reduced, modified or impaired upon the happening from time to time of any of the following events, whether or not with notice to (except as notice is otherwise expressly required herein) or the consent of Guarantor:

(a)  Failure to Give Notice. The failure to give notice to Guarantor of the occurrence of a default under the terms and provisions of this Guaranty or the Guaranteed Obligations;

(b)  Modification or Amendment. The amendment, acceleration, renewal or extension of any obligation, covenant or agreement or the Guaranteed Obligations;

(c)  Bank's Failure to Exercise Rights. Any failure, omission, delay by, or inability on the part of Bank to assert or exercise any right, power or remedy conferred on Bank in this Guaranty or the Guaranteed Obligations as the case may be, including the failure to execute on collateral held for this Guaranty, the Guaranteed Obligations or the Loan Documents;

(d)  Change in Borrower. A termination, dissolution, consolidation or merger of Borrower with or into any other entity, the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of Borrower's assets, the marshalling of Borrower's assets and liabilities, the receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors, or readjustment of, or other similar proceedings affecting Borrower, Guarantor, or any of the assets of either;

(e)  Subordination or Release of Security. Any subordination or release of any collateral now or hereafter held by Bank for the performance of the Guaranteed Obligations;

(f)  Assignment. The assignment of any right, title or interest of Bank herein or in the Loan Documents to any other person; or

(g)  Extent of Guarantor's Obligations. Any other cause or circumstance, foreseen or unforeseen, whether similar or dissimilar to any of the foregoing; it is the intent of Guarantor that the obligations hereunder shall not be discharged except by: (i) payment of amounts owing pursuant to this Guaranty and/or Guaranteed Obligations, then only to the extent of such payment or payments; or (ii) full performance of obligations under this Guaranty and/or Guaranteed Obligations, then only to the extent of such performed or discharged obligation or obligations.

4.  Guaranty of Payment. The liability of Guarantors on this Guaranty is a guaranty of payment and performance and not of collectibility, and is not conditional or contingent on the genuineness, validity, regularity, or enforceability of the Guaranteed Obligations or the pursuit by Bank of any remedies that it now has or may hereafter have with respect thereto, or the cessation of Borrower's liability for any reason other than full performance under the Loan Documents, including, without limitation, any and all obligation to indemnify Bank.

5.  Authorization. Guarantor hereby authorizes Bank, without notice or demand and without affecting its liability hereunder, and without consent of Guarantor or prior notice to Guarantor, from time to time to: (a) make any modifications to the Guaranteed Agreement with the consent of the parties thereto; (b) assign the Guaranteed Obligations and this Guaranty; (c) take and hold security for the performance of the obligations guarantied herein with the consent of the party providing such security; and (d) accept additional guarantors.

6.  Waiver and Release by Guarantor.

(a)  Enforcement Against Other Parties. Guarantor hereby waives the right to require Bank to: (i) proceed against Borrower or any other person or guarantor; (ii) proceed or exhaust any security held from any person; (iii) proceed against any other guarantor; or (iv) pursue any other remedy available to Bank.

(b)  Subrogation. Until the Guaranteed Obligations have been paid or otherwise discharged in full, Guarantor does hereby waive all rights of subrogation and any right to enforce any remedy which Bank now has, or may have, against Borrower, and Guarantor does hereby waive any benefit of, and any right to participate in, any security now or hereafter held by Bank. Guarantor hereby waives any defense it may have now or in the future based on any election of remedies by Bank which destroys Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement and Guarantor acknowledges that they will be liable to Bank even though Guarantor may well have no such recourse against Borrower.

(c)  Notices. Guarantor hereby waives notice of (i) acceptance and reliance on this Guaranty, (ii) notice of renewal, extension or modification of any of the Guaranteed Obligations, and (iii) notice of default or demand in the case of default.

(d)  Release of Third Parties. Guarantor hereby waives any right or defense it may now or hereafter have based upon (i) Bank's release of any party who may be obligated to Bank; (ii) Bank's release or impairment of any collateral for the Guaranteed Obligations; and (iii) the modification or extension of the obligations or agreements guaranteed under this Guaranty.

(e)  Guarantor Defenses. Guarantor hereby waives, to the maximum extent such wavier is permitted by law, any and all benefits or defenses arising directly or indirectly under any one or more of: (i) California Civil Code Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2846, 2847, 2848, 2849, 2850, 2899 and 3433; (ii) Chapter 2 of Title 14 of the California Civil Code; (iii) California Code of Civil Procedure Sections 580a, 580b, 580c, 580d, 725a and 726; or (iv) California Commercial Code 3605.

(f)  Statute of Limitations. Guarantor hereby waives any statute of limitation affecting liability under this Guaranty or the enforceability of this Guaranty.

(g)  Cessation of Liability of Borrower. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower.

(h)  Confidentiality of Accounting. Guarantor waives the right to assert a confidential relationship, if any, Guarantor may have with any accounting firm and/or service bureau in connection with any information requested by Bank pursuant to or in accordance with this Guaranty or any agreement in connection with this Guaranty, and agrees that Bank may contact directly any such accounting firm and/or service bureau in order to obtain such information.

(i)  Duty of Disclosure. Guarantor hereby waives any duty on the part of Bank to disclose to Guarantor any facts Bank may now or hereafter know about Borrower or Borrower financial condition regardless of whether Bank has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor.

7.  Information. Guarantors hereby represent that Guarantors are fully aware of the financial condition and operation of Borrower and is in a position by virtue of his relationship to Borrower to obtain all necessary financial and operational information concerning Borrower. Beneficiary need not disclose to Guarantors any information about: (i) the Guaranteed Obligations or any modification thereto, and any action or non-action in connection therewith; (ii) any other obligation guarantied hereby; (iii) the financial condition or operation of Borrower; or (iv) any other guaranties.

8.  Subordination. Until the Guaranteed Obligations have been paid or otherwise discharged in full, Guarantor does hereby subordinate any and all liability or indebtedness of Borrower owed to Guarantors to the obligations of Borrower to Bank which arise under the Loan Documents. However, if any Guarantor is an officer of Borrower, such Guarantor may receive payment of current reasonable salary and current reasonable payments made in the ordinary course of business for goods provided or services rendered.

9.  Grant of Security Interest; Bank's Setoff Rights. To secure Guarantor's obligations to Bank under this Guaranty, Guarantor grants a security interest to Bank in, and agrees that Bank shall have a right of setoff against, all property of Guarantor now or hereafter in the physical possession of or on deposit with Bank, including all accounts, deposit accounts, documents, instruments, general intangibles, chattel paper, and property of Guarantor held for safekeeping or otherwise. Bank shall have the right to enforce such security interest by right of setoff without demand on or notice to Guarantor, and no waiver or release of any such security interest or right of setoff shall be valid or enforceable against Bank unless such waiver is expressly set forth in a written agreement signed by Bank.

10.  Effect of Borrowers Bankruptcy. The liability of the Guarantors under this Guaranty shall in no way be affected by: (a) the release or discharge of Borrower in any creditor proceeding, receivership, bankruptcy, or other proceeding; (b) the impairment, limitation, or modification of the liability of Borrower or the estate of Borrower, or of any remedy for the enforcement of Borrower's liability, which may result from the operation of any present or future provision of the Bankruptcy Code or any Insolvency, debtor relief statute (state or federal), or any other statute, or from the decision of any court; (c) the rejection or disaffirmance of the indebtedness, or any portion of the indebtedness, in any such proceeding; or the cessation, from any cause whatsoever, whether consensual or by operation of law, of the liability of Borrower to Beneficiary resulting from any such proceeding.

11.  Claims in Bankruptcy. If Guarantor has not paid Bank the amounts owed under this Guaranty, Guarantor will file all claims against Borrower in any bankruptcy or other liquidation proceeding on any indebtedness of Borrower to the Guarantor, and will assign to Bank all rights of Guarantors on any such indebtedness. If Guarantor does not file any such claim, Bank, as attorney-in-fact for Guarantor, is authorized to do so in the name of Guarantor, or, in Bank's discretion, to assign the claim and to file a proof of claim in the name of Bank's nominee. In all such cases, whether in bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Bank the full amount of any such claim, and, to the full extent necessary for that purpose, Guarantor assigns to Bank all of Guarantor's rights to any such payments or distributions to which Guarantor would otherwise be entitled.

12.  Applications of Payments. With or without notice to Guarantor, Bank, in its sole discretion and at any time and from time to time and in such manner and on such terms as it deems fit may: (a) apply any or all payments or recoveries from Borrower, from Guarantor, or from any other guarantors or endorser under this or any other instrument, or realized from any security, to the indebtedness of Borrower to Bank under the Loan Documents, in such order or priority as Bank sees fit, whether such indebtedness is guaranteed by this Guaranty or is otherwise secured or is due at the time of such application; and (b) refund to Borrower any payment received by Bank on any indebtedness hereby guaranteed and payment of the amount refunded shall be fully guaranteed hereby. Any recovery realized from any other guarantor under this or any other instrument shall be first credited on that portion of the indebtedness of Borrower to Beneficiary that exceeds the maximum liability, if any, of Guarantors under this Guaranty.

13.  Representations and Warranties. Guarantor hereby represents and warrants to Bank that:

(a)  Solvency. To the best of Guarantor's knowledge, upon execution of this Guaranty, Guarantor will remain liquid; the total value of its assets will exceed its liabilities (contingent and non-contingent); and it will be able to pay its debts as they come due.

(b)  Authorization and Enforceability. Guarantor has duly authorized by all necessary action the execution, delivery and performance of this Guaranty and neither its execution and delivery of this Guaranty nor its consummation of the transactions contemplated by this Guaranty nor its compliance with any of the terms and provisions of this Guaranty does or will require any approval not yet received of its stockholders or any approval or consent of any trustee or holders of any of its obligations and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Guarantor or the party which executes the same, enforceable in accordance with their respective terms.

(c)  No Violation. The execution, delivery and performance by Guarantor of this Guaranty shall not: (a) violate any law or regulation by which Guarantor is bound; (b) to the best of Guarantor's knowledge constitute an event of default under any agreement to which Guarantor is now a party or by which Guarantor may be bound; or (c) will conflict with or result in the breach of, or require any consent under, the organizational documents of Guarantor.

(d)  Financial Statements. All financial statements and information relating to Guarantor which have been delivered by Guarantor to Bank are true and correct and have been prepared in accordance with generally accepted accounting principles consistently applied, and there has been no material adverse change in the financial condition of Guarantor since its submission.

(e)  No Litigation. There are not presently any actions or proceedings pending by or against Guarantor before any court or administrative agency, and Guarantor has no knowledge of any pending, threatened or imminent litigation, governmental investigations or claims, complaints, actions or prosecutions involving Guarantor, except as heretofore disclosed in writing to Bank.

(f)  Place of Business. Guarantor's sole place of business or chief executive office or residence is as set forth in Section 18(a), and Guarantor covenants and agrees that Guarantor will not, during the term of this Guaranty, without prior written notification to Bank, relocate said sole place of business or chief executive office or residence.

(g)  Taxes. All assessments and taxes, due or payable by, or imposed, levied or assessed against any item of Guarantor or Guarantor's assets, have been paid in full before delinquency.

(h)  Continuing and Cumulative Warranties. Guarantor's warranties and representations set forth in this Section shall be true and correct at the time of execution of this Guaranty by Guarantor and shall constitute continuing representations and warranties as long as any of the Guaranteed Obligations remain unpaid or unperformed. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Guarantor shall give, or cause to be given, to Bank, either now or hereafter.

14.General Negative Covenants. During the term hereof and so long as any Guaranteed Obligations remain unpaid or unperformed, Guarantor will not:

(a)  Change in Identity. Without prior notice to Bank, change Guarantor's name, business structure, identity, or state of formation; nor will Guarantor add any new fictitious name, or relocate Guarantor's sole place of business or chief executive office or residence.

(b)  Relocation or Transfer. Other than in the ordinary course of Guarantor's business, sell, lease, abandon or otherwise dispose of, move, relocate, or transfer, whether by sale or otherwise without Bank's prior written consent: (i) Guarantor's business, or (ii) any item of collateral securing this Guaranty.

(c)  Acquisitions and Merger. Without prior notice to Bank, acquire, merge or consolidate with or into any other business organization or enter into any partnership, joint venture or other combination; or purchase or lease all or the greater part of the assets or business of another.

15.General Affirmative Covenants. Guarantor hereby covenants and agrees that during the term hereof and until all Guaranteed Obligations are fully paid and performed:

(a)  Accounting Methods. Guarantor shall maintain a standard and modern system of accounting in accordance with generally accepted accounting principles consistently applied, with ledger and account cards and/or computer tapes, discs, printouts and records pertaining to Guarantor's assets which contain information as may from time-to-time be required by Bank; not modify or change Guarantor's method of accounting or enter into, modify, or terminate any agreement presently existing, permit Bank and any of Bank's representatives, on demand, during Guarantor's usual business hours, or the usual business hours of third persons having control thereof, to have access to and examine all of Guarantor's books relating to any of Guarantor's obligations to Bank, Guarantor's financial condition and the results of Guarantor's operations, and, in connection therewith, permit Bank or any of Bank's representatives to copy and make extracts therefrom.

(b)  Notifications. Guarantor shall promptly notify Bank of: (i) any material adverse change in Guarantor's financial condition and of any condition or event which constitutes a breach of or event of default under this Guaranty; (ii) any material pending or threatened litigation, governmental investigations or claims, complaints, actions or prosecutions involving Guarantor or the collateral securing this Guaranty; or (iii) any material loss of or material damage to any collateral securing this Guaranty or of any adverse change, known to Guarantor, in the prospect of payment of any material sums due on any item of collateral securing this Guaranty.

(c)  Reports. Upon Bank's request, Guarantor shall deliver to Bank such reports and information available to Guarantor concerning the collateral securing this Guaranty as Bank may reasonably request. Such reports shall be in such form, for such periods, contain such information, and shall be rendered with such frequency as Bank may reasonably designate. All reports and information provided to Bank by Guarantor shall be complete and accurate in all material respects at the time provided.

(d)  Financial Statements. Guarantor shall furnish to Bank, within 90 days after the end of each fiscal year of Guarantor, on a separate and on a consolidated basis, a balance sheet, a statement of income and expenses, and a statement of cash flows, all in reasonable detail in form and content satisfactory to Bank and prepared in accordance with generally accepted accounting principals, showing the results of Guarantor's operations for such fiscal year; and deliver to Bank upon the filing thereof copies of the Guarantor's federal income tax returns.

(e)  Further Assurances. It will from time to time as reasonably required by Bank perform such other acts, and execute and deliver to Bank such additional assignments, agreements and instruments, as Bank may reasonably request in connection with the administration and enforcement of this Guaranty and/or Bank's rights, powers and remedies hereunder.

(f)  Compliance with Laws. Guarantor will comply with all Governmental Requirements.

16.  Revival of Guaranty. If a claim ("Claim') is made upon Bank at any time (whether before or after payment or performance in full of any of the Guaranteed Obligations) for repayment or recovery of any amount or other value received by Bank (from any source) in payment of, or on account of, any of the Guaranteed Obligations and if Bank repays such amount, returns value or otherwise becomes liable for all or part of such Claim by reason of (a) any judgment, decree or order of any court or administrative body or (b) any settlement or compromise of such Claim, Guarantor shall remain severally liable to Bank hereunder for the amount so repaid or returned or for which Bank is liable to the same extent if such payments or value had never been received by Bank, notwithstanding any termination of this Guaranty nor the cancellation of any note or other document evidencing the Guaranteed Obligations.

17.  Continuing Guaranty. This Guaranty is, as to each Guarantor, a continuing guaranty, which shall remain effective without reaffirmation until it has been terminated in a writing sent by certified mail to Bank at the address set forth below. Such termination shall be applicable only to transactions committed to or having their inception after the effective date of termination and upon actual receipt of written notice by Bank and shall not affect rights and obligations arising out of transactions committed to or having their inception prior to such date. Termination by any Guarantor shall not affect the continuing liability hereunder of any Guarantor who does not give notice of termination. Guarantor acknowledges and agrees that the indebtedness of Borrower may be a revolving credit and/or that the amount of the indebtedness may at any one time be zero dollars, which shall not constitute a termination of this Guaranty.

18.  Miscellaneous.

(a)  Notices. Any notice, demand or request required hereunder shall be given in writing (at the addresses set forth below) by any of the following means: (a) personal service; (b) electronic communication, whether by telex, telegram or telecopying; (c) overnight courier; or (d) registered or certified, first class U.S. mail, return receipt requested.

To Guarantor:
CRESA Partners of Orange County, LP, a Delaware limited partnership
610 Newport Center Drive, Suite 500
Newport Beach, CA 92660

To Bank:
FIRST REPUBLIC BANK
Attn: Commercial Loan Operations
111 Pine Street
San Francisco, CA 94111

or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto pursuant to this section. Any notice, demand or request sent pursuant to subsection (c), above, shall be deemed received on the business day immediately following deposit with the overnight courier, and, if sent pursuant to subsection (d), above, shall be deemed received forty-eight (48) hours following deposit into the U.S. mail.

(b)  No Waiver. No failure or delay by Bank or its assigns in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c)  California Law. The validity, interpretation, enforcement of this Guaranty and the rights of the parties hereunder shall he determined under, governed by and construed in accordance with the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Guaranty shall be tried and litigated only in the state courts or federal court located in the County of San Francisco, State of California. Guarantor waives any right Guarantor may have to assert the doctrine of forum non conveniens or to object to such venue and hereby consents to any court-ordered relief.

(d)  Advice of Counsel. Guarantor expressly declares that they know and understand the contents of this Guaranty and has had an opportunity to consult with an attorney regarding it.

(e)  Attorneys' Fees. On demand, Guarantor shall reimburse Bank for all costs and expenses, including, without limitation, reasonable attorneys' fees costs and disbursements (and fees and disbursements of Bank's in-house counsel) (collectively the "Fees and Costs") expended or incurred by Bank in any way in connection with: (a) the amendment, interpretation and enforcement of this Guaranty; (b) collecting any sum which becomes due Bank; (c) any proceeding, or any appeal; or (d) the protection, preservation of enforcement of any rights of Bank under this Guaranty. Fees and Costs shall include, without limitation, attorneys Fees and Costs incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, adversary proceeding, contested matter, confirmation or opposition to plan of reorganization or any other activity of any kind in connection with a bankruptcy case or relating to any petition under Title 11 of the United States Code; (4) garnishment, levy, and debtor and third party examinations; and (5) postjudgment motions and proceedings of any kind, including without limitation any activity taken to collection or enforce any judgment.

(f)  Agreement Binding; Assignability. This Guaranty shall be binding and deemed effective when executed by Guarantor and accepted and executed by Bank. This Guaranty shall bind and inure to the benefit of the respective executors, administrators, successors and assigns of each of the parties. Guarantor may not assign this Guaranty or any rights hereunder without Bank's prior written consent and any prohibited assignment shall be void. No consent to an assignment by Bank shall release Guarantor from its obligations to Bank. Bank may assign, negotiate or grant participations in all or any part of Bank's rights and benefits hereunder. In connection therewith, Bank may disclose all documents and information which Bank now has or hereafter may have relating to Guarantor or Guarantor's business.

(g)  Joint and Several. If more than one party signs this Guaranty, this Guaranty shall be binding jointly and severally on each such Guarantor and its assets.

(h)  Captions. Headings have been set forth herein for convenience only and shall not affect the interpretation or meanings of any provisions of this Guaranty. Unless the contrary is compelled by the context, everything contained in each article and section applies equally to this entire Guaranty.

(i)  Severability. Each provision of this Guaranty shall be severable from every other provision for the purpose of determining the legal enforceability of any specific provision.

(j)  Further Assurances. Guarantor will promptly and duly execute and deliver to Bank such further documents and assurances and take such further action as Bank may from time to time reasonably request including, without limitation, any amendments hereto in order to establish and protect the rights, interests and remedies created or intended to be created in favor of Bank hereunder.

(k)  Cumulative Rights. Guarantor's liability and Bank's rights, powers, and remedies hereunder and under any other agreement now or hereafter relating hereto, shall be cumulative and not alternative, and such rights, powers, and remedies shall be in addition to all rights, powers, and remedies given to Bank by law. This Guaranty is in addition to and exclusive of the guaranty of any other guarantors of any indebtedness of Borrower to Bank.

(l)  Construction. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Bank, whether under any rule of construction or otherwise. This Guaranty has been reviewed by all parties and shall be construed according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

(m)  No Third Party Beneficiaries. This Guaranty is entered into for the sole protection and benefit of Bank, and its successors and assigns. No other person shall have any rights hereunder.

(n)  No Waiver by Bank. No waiver by the Bank of any of its rights or remedies in connection with this Guaranty shall be effective unless such waiver is in writing and signed by the Bank. No act or omission by Bank to exercise a right as to any event shall be construed as continuing, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

(o)  Integration. Except as to currently existing obligations of Guarantor to Bank, all prior agreements, understandings, representations, warranties, and negotiations between the parties whether written or oral, if any, are merged into this Guaranty.

(p)  Destruction of Guarantor's Documents. Any documents, schedules, invoices or other papers delivered to Bank may be destroyed or otherwise disposed of by Bank six (6) months after they are delivered to or received by Bank unless Guarantor does request, in writing, the return of the said documents, schedule, invoices or other papers and makes arrangements, at Guarantor's expense, for their return.

(q)  Separate Property. Any married person who signs this Guaranty expressly agrees that recourse may be had against his/her separate property for his or her obligations hereunder.

(r)  Time of Essence. Time is of the essence of each provision of this Guaranty.

(s)  Performance of Covenants. Guarantor shall perform all of its covenants under this Guaranty at its sole cost and expense.

(t)  Term. This Guaranty shall continue in full force and effect as long as any of the Guaranteed Obligations are outstanding and until terminated by written agreement of Bank.

(u)  Amendment. This Guaranty may be modified, amended or terminated only by a written agreement signed by Guarantor and Bank.

19.  Waiver of Jury Trial. BANK AND GUARANTOR HEREBY VOLUNTARILY, UNCONDITIONALLY AND IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION ARBITRATION OR PROCEEDING IN A STATE OR FEDERAL COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY, OR THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION WITH THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING (INCLUDING TORT AND CLAIMS FOR BREACH OF DUTY), BETWEEN BANK AND GUARANTOR.

IN WITNESS WHEREOF, the undersigned Guarantor have caused this Guaranty to be duly executed as of the day and year first above written.

Guarantor:
CRESA Partners of Orange County, LP, a Delaware limited partnership

By: CRESA Partners-West, Inc., a California corporation Its: General Partner

By: /s/ Kevin John Hayes
Kevin John Hayes, President